   As filed with the Securities and Exchange Commission on November 20, 1996
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                            OASIS RESIDENTIAL, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                                       88-0297457
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

         4041 EAST SUNSET ROAD, HENDERSON, NEVADA 89014 (702) 435-9800 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ----------------------

                               SCOTT S. INGRAHAM
                     PRESIDENT AND CHIEF OPERATING OFFICER
                            OASIS RESIDENTIAL, INC.
                             4041 EAST SUNSET ROAD
                            HENDERSON, NEVADA 89014
                                 (702) 435-9800
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                             ----------------------

                                   Copies to:

                JEFFREY T. PERO                               STACY J. KANTER
               LATHAM & WATKINS                   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
       650 TOWN CENTER DRIVE, SUITE 2000                      919 THIRD AVENUE
      COSTA MESA, CALIFORNIA 92626-1925                NEW YORK, NEW YORK 10022-3897

                             ----------------------

      Approximate date of commencement of the proposed sale to the public:
  As soon as practicable after this Registration Statement becomes effective.

                             ----------------------

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act
of 1933, check the following box.   [ ]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

[X]  33-90488

        If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the effective registration statement for
the same offering.    [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box.    [ ]

                        CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                                                             Proposed
                                                                         Proposed            Maximum
                                                                          Maximum           Aggregate          Amount of
                                                    Amount to be      Offering Price         Offering        Registration
      Title of Securities to be registered           Registered          Per Unit             Price              Fee
-------------------------------------------------------------------------------------------------------------------------
Debt Securities:
     7% Notes due 2003  . . . . . . . . . .       $5,000,000             N/A             $5,000,000 (1)      $1,516
=========================================================================================================================

===============================================================================
(1)   Aggregate principal amount of 7% Notes due 2003 to be issued.

Exhibit Index begins on page 4                                    Page 1 of 13

            INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON
                          FORM S-3, FILE NO. 33-90488

         Oasis Residential, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 33-90488) filed with the Securities and Exchange Commission (the "Commission") on March 21, 1995, including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 19th day of November, 1996.

                                         OASIS RESIDENTIAL, INC.

                                         By:  /s/ ROBERT V. JONES
                                             -------------------------------
                                             Robert V. Jones
                                             Chief Executive Officer and
                                             Chairman of the Board of Directors

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott S. Ingraham and Allan O. Hunter, and each of them his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, including any post-effective amendments as well as any related registration statement (or amendment thereto) filed in reliance upon Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                                        Title                                    Date
             ---------                                        -----                                    ----
/S/ ROBERT V. JONES                      Chief Executive Officer and Chairman of               November 19, 1996
----------------------------------       the Board of Directors
          Robert V. Jones

/S/ SCOTT S. INGRAHAM                    President, Chief Operating Officer and Director       November 19, 1996
----------------------------------
         Scott S. Ingraham

/S/ ALLAN O. HUNTER, JR.                 Executive Vice President, Operations, Secretary       November 19, 1996
----------------------------------       and Director
       Allan O. Hunter, Jr.

/S/ WALTER B. EEDS                       Executive Vice President and Director                 November 19, 1996
----------------------------------
          Walter B. Eeds

/S/ MARIANNE K. AGUIAR                   Vice President, Controller and Treasurer              November 19, 1996
----------------------------------       (Principal Accounting Officer)
       Marianne K. Aguiar


/S/ JOHN M. GALVIN                       Director                                              November 19, 1996
----------------------------------
          John M. Galvin

/S/ KENNY C. GUINN                       Director                                              November 19, 1996
----------------------------------
          Kenny C. Guinn

                                         Director                                              November   , 1996
----------------------------------
         Edward R. Muller

/S/ PETER L. RHEIN                       Director                                              November 19, 1996
----------------------------------
          Peter L. Rhein

/S/ ROBERT H. SMITH                      Director                                              November 19, 1996
----------------------------------
          Robert H. Smith

EXHIBITS

                5.1   Opinion of Streich Lang

                8.1   Opinion of Latham & Watkins regarding tax matters

               23.1   Consent of Streich Lang (included as part of
                      Exhibit 5.1)

               23.2   Consent of Latham & Watkins (included as part of
                      Exhibit 8.1)

               23.3   Consent of Coopers & Lybrand L.L.P.

               25.1   Power of Attorney (included on signature page)